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                                                                    EXHIBIT 32.1

                                FOOT LOCKER, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Foot Locker, Inc. (the "Registrant") for the quarterly period ended August 2, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Matthew D. Serra, as Chief Executive Officer of the Registrant and Bruce L. Hartman as Chief Financial Officer of the Registrant, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: September 15, 2003


                                                /s/ Matthew D. Serra
                                                --------------------
                                                Matthew D. Serra
                                                Chief Executive Officer


                                                /s/ Bruce L. Hartman
                                                --------------------
                                                Bruce L. Hartman
                                                Chief Financial Officer

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Report. A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.